Exhibit 99.3

[letterhead of the Light Industry Office of Shandong Province]

Certification

This is to certify that Shouguang City Haoyuan Chemical Co., Ltd. has 9 bromine production enterprises.  The company ranks No. 1 in its industry in Shandong by annual production capacity and volume.

Shandong Provincial Association of Light Industry

/seal/

September 23, 2011